                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 2001, with respect to the financial statements of Survivalink Corporation incorporated by reference in the Registration Statement (Form S-4) and related Prospectus of Cardiac Science, Inc. for the registration of 4,444,444 shares of its common stock.




                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
July 3, 2001